EXHIBIT 10.8

DETAILED BUDGET FOR INITIAL BUDGET PERIOD				FROM	THROUGH
DIRECT COSTS ONLY				04/01/13	08/31/13
PERSONNEL	ROLE ON PROJECT	5 month % Effort	INST.BASE ANNUAL SALARY	SALARY REQUESTED	FRINGE BENEFITS	TOTALS
Vladimir Zharov, PhD	Sub-Investigator	75%	$214,600	$67,063	$16,766	$83,829
Ekaterina Galanzha, PhD	Sub-Investigator	75%	$91,106	$28,471	$7,118	$35,589
Yulian Menyeav, PhD	Research Associate	90%	$46,165	$17,312	$4,328	$21,640
Dmitry Nedosekin	Research Associate	90%	$48,464	$18,174	$4,544	$22,718
Mazen Juratli, MD	Research Associate	33%	$50,000	$6,875	$1,719	$8,594
Mustafa Sarimollaoglu	Research Associate	100%	$42,000	$17,500	$4,375	$21,875
Scott Ferguson	Research Technician	5%	$72,175	$1,504	$376	$1,880
To Be Named	Technician	100%	$30,000	$12,500	$3,125	$15,625
SUBTOTALS				$169,399	$42,351	$211,750
EQUIPMENT (Itemize)
Ultrasound Imagery System	$16,000
3-D Automated Stage	$11,000
Focused transducers	$7,000
Infrared Endoscopic System	$5,500
						$39,500
Travel
PI and Co-I to travel to two conferences	$8,000
						$8,000
SUPPLIES (Itemize by category)
Fibers, lens, mechanical holders	$3,500
						$3,500
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD						$262,750

DETAILED BUDGET FOR INITIAL BUDGET PERIOD				FROM	THROUGH
DIRECT COSTS ONLY				09/01/13	03/31/14
PERSONNEL	ROLE ON PROJECT	7 month % Effort	INST.BASE ANNUAL SALARY	SALARY REQUESTED	FRINGE BENEFITS	TOTALS
Laura Hutchins, MD	Principal Investigator	10%	$323,245	$18,856	$4,714	$23,570
Vladimir Zharov, PhD	Sub-Investigator	80%	$214,600	$100,147	$25,037	$125,184
Ekaterina Galanzha, PhD	Sub-Investigator	80%	$91,106	$42,516	$10,629	$53,145
Yulian Menyeav, PhD	Research Associate	100%	$46,165	$26,930	$6,733	$33,663
Dmitry Nedosekin	Research Associate	95%	$48,464	$26,857	$6,714	$33,571
Mustafa Sarimollaoglu	Research Associate	100%	$42,000	$24,500	$6,125	$30,625
Scott Ferguson	Research Technician	10%	$72,175	$4,210	$1,053	$5,263
Eric Siegel	Biostatician	10%	$81,266	$4,741	$1,185	$5,926
To Be Named	Engineer	100%	$45,000	$26,250	$6,563	$32,813
To Be Named	Technician	100%	$30,000	$17,500	$4,375	$21,875
SUBTOTALS				$292,507	$73,128	$365,635
EQUIPMENT (Itemize)
Optical endoscopic system with CCD camera		$6,000
Focused ultrasound transducers		$10,000
High speed hardware and software		$20,000
						$36,000
SUPPLIES (Itemize by category)
Lens, electrical and mechanical components		$20,000
						$20,000
PATIENT CARE / CLINICAL COSTS
Kits for blood tests ex vivo		$14,850
						$14,850
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD						$436,485